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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 2, 2005

                        NORTHERN BORDER PIPELINE COMPANY
             (Exact name of registrant as specified in its charter)


              TEXAS                      333-88577               74-2684967
(State or other jurisdiction of         (Commission            (IRS Employer
         incorporation)                 File Number)         Identification No.)

           13710 FNB PARKWAY
            OMAHA, NEBRASKA                                     68154-5200
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (402) 492-7300


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Northern Border Pipeline realized $9.4 million of non-recurring revenue from the sale of the bankruptcy claims which was offset by a $2.0 million reduction in revenue as a result of capacity sold at discounted rates.

         The following chart provides additional information related to our contracting and revenue for the three and nine months ended September 30, 2005. Our rates are based on the distance of the transportation path. As a result, the weighted average system rate varies due to the changing transportation paths as well as discounting activity.

NORTHERN BORDER PIPELINE COMPANY
TOTAL SYSTEM REVENUE SUMMARY

------------------------------------------------------------------------------------------------------
                                                     THIRD QUARTER                YEAR TO DATE
                                              --------------------------------------------------------
                                                 2005            2004          2005            2004
------------------------------------------------------------------------------------------------------
PERCENT CONTRACTED(1)                              101%          100%            97%           101%
WEIGHTED AVERAGE SYSTEM RATE ($/MCF)(2)         $0.360(3)       $0.374        $0.372(3)       $0.376
TOTAL REVENUE (MILLIONS)                        $ 79.6(3)       $ 81.6        $232.3(3)       $246.4


   (1)  Compared to a design capacity of 2,374 mmcfd.

   (2)  Amounts shown in dollars per thousand cubic feet (mcf).

   (3)  Amounts exclude revenue from sale of Enron bankruptcy claims.
------------------------------------------------------------------------------------------------------

ITEM 7.01   REGULATION FD DISCLOSURE

         Our projections for transportation demand on our interstate natural gas pipeline assumes:

         o Canadian natural gas supply will remain steady and import levels will be similar in 2006 as in 2005.

         o The anticipated natural gas price differential during the upcoming April and May shoulder months compared to the 2006-07 winter heating season are expected to impact demand for Northern Border Pipeline transportation capacity again in 2006.

         o Northern Border Pipeline is likely to again experience seasonal fluctuations in throughput during 2006 and some discounting may be required to maximize revenue.

         o Northern Border Pipeline's Chicago III expansion project goes into service in April 2006.

         Based on those assumptions, the following table represents a forecast of Northern Border Pipeline contracting and corresponding revenue for the remainder of the current year, along with 2006. Included for comparison purposes are actual contracting results and revenue for 2004.

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NORTHERN BORDER PIPELINE COMPANY
TOTAL SYSTEM REVENUE FORECAST
(YEARS ENDED DECEMBER 31)

------------------------------------------------------------------------------------------------------
                                                  2004              2005                   2006
                                              --------------------------------------------------------
                                                 ACTUAL           FORECAST               FORECAST
------------------------------------------------------------------------------------------------------
PERCENT CURRENTLY CONTRACTED(1)                   101%               97%                   71%
PERCENT EXPECTED TO BE CONTRACTED                 N/A           97% - 98%               97% - 102%
WEIGHTED AVERAGE SYSTEM RATE ($/MCF)(2)         $0.375       $0.363 - $0.368(3)      $0.345 - $0.362
TOTAL REVENUE (MILLIONS)                         $329          $310 - $314(3)          $305 - $320

   (1)  Compared to a design capacity of 2,374 mmcfd.

   (2)  Amounts shown in dollars per thousand cubic feet (mcf).

   (3)  Amounts exclude revenue from sale of Enron bankruptcy claims.
------------------------------------------------------------------------------------------------------

ITEM 8.01   OTHER EVENTS

UPDATE ON THE IMPACT OF ENRON'S CHAPTER 11 FILING ON OUR BUSINESS

         Please refer to our annual report on Form 10-K for the year ended December 31, 2004 ("2004 10-K"), and our quarterly reports on Form 10-Q for the first and second quarters ended March 31, 2005 and June 30, 2005, respectively, "Management's Discussion and Analysis of Financial Condition and Results of Operations-Update On The Impact of Enron's Chapter 11 Filing On Our Business" regarding the bankruptcy claims held by us against Enron Corp., and Enron North America Corp. ("ENA") (the "Claims"). We reported that settlement agreements had been entered into and approved by the bankruptcy court for the Claims.

         In June 2005, we executed term sheets with a third party for the sale of our Claims. Proceeds from the sale of the claims were $11.1 million. In 2004, we adjusted our allowance for doubtful accounts to reflect an estimated recovery of $1.1 million for the Claims. In the second quarter of 2005, we made an adjustment to our allowance for doubtful accounts of $0.6 million to reflect the agreements for the sale. In the third quarter of 2005, we recognized revenue of $9.4 million as a result of the sale.

FORWARD-LOOKING STATEMENT

The statements above that are not historical information are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Although we believe that our expectations regarding future events are based on reasonable assumptions within the bounds of our knowledge of our business, we can give no assurance that our goals will be achieved or that our expectations regarding future developments will be realized. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include:

o the impact of unsold capacity on Northern Border Pipeline being greater than expected;

o the ability to market pipeline capacity on favorable terms, which is affected by:

    o   future demand for and prices of natural gas;

    o competitive conditions in the overall natural gas and electricity markets;

    o   availability of supplies of Canadian and U.S. natural gas;

    o   availability of additional storage capacity; weather conditions; and

    o competitive developments by Canadian and U.S. natural gas transmission peers;

o   performance of contractual obligations by the shippers;


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o   political and regulatory developments that impact Federal Energy Regulatory
    Commission, or FERC, proceedings involving interstate pipelines and the interstate pipelines' success in sustaining their positions in such proceedings;

o the ability to recover costs of property, plant and equipment and regulatory assets in our rates;

o orders by the FERC which are significantly different than our assumptions related to our November 2005 rate case;

o the risk inherent in the use of information systems in our business, implementation of new software and hardware, and the impact on the timeliness of information for financial reporting analysis;

o acts of nature, sabotage, terrorism or other similar acts causing damage to our facilities or our suppliers' or shippers' facilities.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 2, 2005                    NORTHERN BORDER PIPELINE COMPANY
                                          By: Northern Plains Natural Gas
                                              Company, LLC, Operator


                                          By: /s/ Jerry L. Peters
                                             -----------------------------------
                                          Name:  Jerry L. Peters
                                          Title: Vice President, Finance and
                                                 Treasurer


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